                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2003-ar1                                WEIGHTED AVERAGE PC RATE:    5.37299%
POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027
____________________________________________________________________________________________

ISSUE DATE:  01/31/2003
CERTIFICATE BALANCE AT ISSUE:  $1,000,284,073.08

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2719                         $987,876,033.98
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $297,125.74
Unscheduled Principal Collection/Reversals                           $433,103.85
Liquidations-in-full                                      26      $12,952,759.96
Net principal Distributed                                         $13,682,989.55    ($13,682,989.55)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2693                         $974,193,044.43

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,752,776.47

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $329,291.59

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $18,106,474.43

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             04/2003 DISTRIBUTION REPORT

SERIES:  wamms 2003-ar1                                WEIGHTED AVERAGE PC RATE:    5.37299%
POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $13,682,989.55     $4,423,484.88             $0.00     $4,423,484.88             $0.00    $18,106,474.43

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $10,002,840.00             $0.00             $0.00             $0.00    $10,002,840.00
Bankruptcy Bond
   Single-Units           $418,847.00             $0.00             $0.00             $0.00       $418,847.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $30,008,522.19             $0.00             $0.00             $0.00    $30,008,522.19

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

  102     $37,832,071.42         2        $524,087.82         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class M, B1, B2, B3, B4, B5,
B6 Certificates immediately after the principal and interest distribution on
04/25/2003 are as follows:

                Class       Class Principal Balance
                M                 $38,976,029.30
                B1                $19,487,664.97
                B2                $13,491,860.01
                B3                 $9,993,907.47
                B4                $10,493,557.89
                B5                 $3,497,952.54
                B6                 $3,997,775.88
                              __________________
                Total             $99,938,748.05
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of March 31, 2003):

SERIES:  2003-ar1               POOL NUMBER:  Group 1 = 2023, 2024, 2025, 2026, 2027

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $974,193,044.43**       $38,356,159.24***       $37,832,071.42***
Number:                         2719                    104                     102
% of Pool:                    100.00%                  3.94%                   3.88%
(Dollars)
% of Pool:                    100.00%                  3.82%                   3.75%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $524,087.82***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.05%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.07%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all April 01, 2003 scheduled payments and March 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
March 31, 2003.

Trading Factor, calculated as of distribution date : 0.97391638.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including April 01, 2003, and unscheduled prepayments in months prior to April ) can be calculated.